AMENDMENT NO. 8 TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 8 TO LOAN AND SECURITY AGREEMENT (this "Amendment") dated as of December __, 2005 is by and among CTI INDUSTRIES CORPORATION, an Illinois corporation ("CTI Industries"), CTI HELIUM, INC., an Illinois corporation, ("CTI Helium"; CTI Industries and CTI Helium are hereinafter referred to, collectively, as "Borrowers" and, individually, each as a "Borrower") and COLE TAYLOR BANK (the "Lender").

RECITALS:

WHEREAS, Borrowers and Lender are parties to a Loan and Security Agreement dated as of December 31, 2003 (as from time to time amended, restated, supplemented or otherwise modified, the "Loan Agreement"), pursuant to which the Lender has agreed to make loans and other extensions of credit to Borrowers in accordance with the terms thereof;

WHEREAS, Borrowers wish and Lender is willing, to amend the Loan Agreement, subject to the terms and conditions of this Amendment; and

WHEREAS, this Amendment shall constitute a Loan Document, these Recitals shall be construed as part of this Amendment and capitalized terms used but not otherwise defined in this Amendment shall have the meanings described to them in the Loan Agreement; and

WHEREAS, Stephen M. Merrick, John H. Schwan (individually, each a "Principal", and collectively, the "Principals") and the Lender are parties to that certain Keepwell Agreement dated as of December 31, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Keepwell Agreement"), pursuant to which the Principals have agreed, under certain specific circumstances described therein, to make additional investments in CTI Industries, which Keepwell Agreement is reaffirmed in connection with this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1 Amendments.

(a) **Section 10 (Termination)**. Section 10 of the Loan Agreement is hereby amended and restated in its entirety as follows:

"THIS AGREEMENT SHALL BE IN EFFECT FOR A PERIOD OF TWO (2) YEARS AND THIRTY-ONE (31) DAYS FROM THE DATE HEREOF UNTIL JANUARY 31, 2006 (THE "ORIGINAL TERM") AND BORROWERS SHALL PAY ALL OF THE OBLIGATIONS IN FULL ON THE LAST DAY OF SUCH TERM UNLESS THE DUE DATE OF THE OBLIGATIONS IS ACCELERATED PURSUANT TO SECTION 16 HEREOF. Unless the due date of the Obligations is accelerated pursuant to Section 16 hereof, on and after January 31, 2006, Lender shall not make any additional Loans and this Agreement shall terminate and all Obligations are to be paid in full. At such time as Borrowers have repaid all of

the Obligations and this Agreement has terminated, each Borrower shall deliver to Lender a release, in form and substance satisfactory to Lender, of all obligations and liabilities of Lender and its officers, directors, employees, agents, parents, subsidiaries and affiliates to such Borrower, and, if such Borrower is obtaining new financing from another lender, such Borrower shall deliver such lender's indemnification of Lender, in form and substance satisfactory to Lender, for checks which Lender has credited to such Borrower's account but which subsequently are dishonored for any reason or for automatic clearinghouse or wire transfers not yet posted to such Borrower's account. Notwithstanding anything in this Agreement to the contrary, all Overadvances provided under this Agreement shall terminate on December 31, 2005, and shall be due and payable in full on or before December 31, 2005 in accordance with the terms set forth in Section 2(a) of this Agreement."

Section 2 Amendment to and Reaffirmation of Keepwell Agreement. By execution hereof, the undersigned, Stephen M Merrick and John H. Schwan, hereby agree that the amount set forth in lines 2 and 3 of Section 2(A) (Keepwell Obligations) of the Keepwell Agreement shall be changed from $4,120,000 to $2,940,000. In addition, by execution hereof, the undersigned, Stephen M. Merrick and John H. Schwan, hereby reaffirm the provisions of the Keepwell Agreement, as amended hereby, and agree and acknowledge that as used therein, the term "Term Loan" shall include Term Loan A as the context requires.

Section 3 Representations and Warranties. To induce the Lender to enter into this Amendment, each Borrower represents and warrants that:

(a) No Default. After giving effect to this Amendment, no Event of Default or event which, with the passage of time or giving of notice or both, would constitute, mature into or become such an Event of Default, shall have occurred to be continuing as of the date hereof;

(b) Representations and Warranties. As of the date hereof and, after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties of Borrowers contained in the Loan Documents are true, accurate and complete in all respects on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date; and

(c) Corporate Authority. (i) The execution, delivery and performance by each Borrower to this Amendment are within its respective corporate powers and have been duly authorized by all necessary corporate action on the part of such Person, (ii) this Amendment is the legal, valid and binding obligation of each Borrower enforceable against such Person in accordance with its terms and (iii) neither the execution, delivery or performance by each Borrower of this Amendment (1) violates any law or regulation, or any other or decree of any governmental body, (2) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound, (3) results in the creation or imposition of any Lien (other than Permitted Liens) upon any of the Collateral, (4) violates or conflicts with the articles of incorporation or bylaws of

such Person, or (5) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained.

Section 4 Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:

(a) Documents. Borrowers shall execute and/or deliver to Lender each of the documents identified on the Document Checklist delivered to Borrowers in connection with this Amendment.

(b) No Default. No Event of Default or event which, with the passage of time or giving of notice or both, would constitute, mature into or become such an Event of Default, under the Loan Agreement, as amended hereby, shall have occurred and be continuing.

(c) Warranties and Representations. After giving effect to this Amendment and the transactions contemplated hereby, the warranties and representations of Borrowers contained in the Loan Documents shall be true and correct as of the effective date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, and all of such representations and warranties (except those relating to an earlier date) are hereby remade by Borrowers as of the date hereof.

(d) Other Requirements. The Lender shall have received such other documentation which it shall have requested pursuant to this Amendment.

Section 5 Reference to and Effect on Loan Documents.

(a) Ratification. Except as specifically amended above, the Loan Agreement and the other Loan Documents shall remain in full force and effect. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not effect a novation of the Loan Agreement or any other Loan Document. Each of the Borrowers hereby ratify and reaffirm each of the terms and conditions of the Loan Documents to which it is a party and all of its obligations thereunder.

(b) No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under the Loan Agreement or any of the other Loan Documents.

(c) References. Upon the effectiveness of this Amendment each reference in (a) the Loan Agreement to "this Amendment," "hereunder," "hereof," or words of similar import and (b) any other Loan Document to "the Loan Agreement" shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Loan Agreement as amended hereto.

Section 6 Miscellaneous.

(a) Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of Borrowers, Lender and their respective successors and assigns.

(b) Entire Agreement. This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

(c) Fees and Expenses. In accordance with Section 4(b) of the Loan Agreement, Borrowers agree to pay all fees, costs and expenses incurred by Lender in connection with the preparation, execution and delivery of this Amendment. In addition, Borrowers hereby agree to pay to the Lender an accommodation fee ("Accommodation Fee") of $15,000, which Accommodation Fee shall be due and payable to Lender on January 17, 2005.

(d) Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(e) Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(f) Counterparts. This Amendment may be executed in any number of separate original counterparts (or telecopied counterparts with original execution copy to follow) and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement. Delivery of an executed counterpart of a signature age to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

(g) Incorporation of Loan Agreement Provisions. The provisions contained in Section 21 (Governing Law) and Section 28 (Jury Waiver) of the Loan Agreement are incorporated herein by reference to the same extent as if reproduced herein in there entirety.

[Signature Page Follows]

COLE TAYLOR BANK, as Lender

By: ______________________________
Jeffrey J. Podwika
Vice President

111 West Washington Street, Suite 400
Chicago, Illinois 60602

CTI INDUSTRIES CORPORATION., an Illinois corporation

By: ______________________________
Name: ____________________________
Title: _____________________________

22160 N. Pepper Road
Barrington, Illinois 60010

CTI HELIUM, INC., an Illinois corporation

By: ______________________________
Name: ____________________________
Title: _____________________________

22160 N. Pepper Road
Barrington, Illinois 60010

Signature Page to Amendment No. 8 to Loan and Security Agreement

Reaffirmation of Keepwell Agreement to cover Term Loan A and the change in the amount set forth in lines 2 and 3 of Section 2(A) from $4,120,000 to $2,940,000

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Stephen M. Merrick

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John H. Schwan